UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 5, 2005



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                               1-4626               13-1534671
------------------------------------        ------------------    --------------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer
  incorporation)                                          Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (201) 842-0078



                                       N/A
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         (Former name or former address, if changed since last report)

Item 8.01         Other Events

     On July 5, 2005, Harvey Electronics, Inc. (the "Company") issued a release announcing the grand opening of a new showroom in Bridgewater, New Jersey. A copy of the release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARVEY ELECTRONICS, INC.


By: /s/ Joseph J. Calabrese
---------------------------
Joseph J. Calabrese, Executive Vice President
Chief Financial Officer, Treasurer and Secretary


Date: July 7, 2005